Exhibit 6

                                                                EXECUTION COPY



                STRATS(SM) CERTIFICATES SERIES SUPPLEMENT 2004-2

                                    between



                   SYNTHETIC FIXED-INCOME SECURITIES, INC.,
                                  as Trustor



                                      and



                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                    as Trustee and Securities Intermediary




                STRATS(SM) TRUST FOR SPRINT CAPITAL CORPORATION
                           SECURITIES, SERIES 2004-2



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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Preliminary Statement........................................................1

Section 1.  Certain Defined Terms............................................1

Section 2.  Creation and Declaration of Trust; Sale of Underlying
            Securities; Acceptance by Trustee................................5

Section 3.  Designation......................................................6

Section 4.  Date of the Certificates.........................................6

Section 5.  Certificate Stated Amount and Denominations; Additional
            Underlying Securities............................................6

Section 6.  Currency of the Certificates.....................................7

Section 7.  Form of Securities...............................................7

Section 8.  Call Warrants....................................................7

Section 9.  Certain Provisions of Base Trust Agreement Not Applicable........8

Section 10. Distributions....................................................8

Section 11. Termination of Trust............................................11

Section 12. Limitation of Powers and Duties.................................11

Section 13. Compensation of Trustee.........................................12

Section 14. Modification or Amendment.......................................13

Section 15. Accounting......................................................13

Section 16. No Investment of Amounts Received on Underlying Securities......13

Section 17. No Event of Default.............................................13

Section 18. Notices.........................................................13

Section 19. Access to Certain Documentation.................................14

Section 20. Advances........................................................14

Section 21. Ratification of Agreement.......................................14


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                               TABLE OF CONTENTS
                                  (continued)

Section 22. Counterparts....................................................14

Section 23. Governing Law...................................................14

Section 24. Certificate of Compliance.......................................14

Section 25. Certain Filing to be Made by the Trustee........................15

Section 26. Establishment of Certificate Account............................15

Section 27. Statement of Intent.............................................15

Section 28. Filing of Partnership Returns...................................16

Section 29. "Financial Assets" Election.....................................16

Section 30. Trustee's Entitlement Orders....................................16

Section 31. Conflict with Other Agreements..................................16

Section 32. Additional Trustee and Securities Intermediary
            Representations.................................................16

Section 33. Additional Trustor Representations..............................17

Section 34. Certification Requirements......................................17

Section 35. Transfer Restrictions for Class A-2 Certificates................17



Exhibit A -- Identification of the Underlying Securities as of Closing Date Exhibit B -- Terms of the Certificates as of Closing Date
Exhibit C -- Form of Certificates
Exhibit D -- Form of Call Warrant
Exhibit E -- Form of Class A-2 Transfer Certificate


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       STRATS(SM) SERIES SUPPLEMENT 2004-2, dated as of January 30, 2004
       (this "Series Supplement"), between SYNTHETIC FIXED-INCOME
       SECURITIES, INC., a Delaware corporation, as Trustor (the
       "Trustor"), and U.S. Bank Trust National Association, a national banking association, as trustee (the "Trustee") and as securities intermediary (the "Securities Intermediary").


                             PRELIMINARY STATEMENT

            Pursuant to the Base Trust Agreement, dated as of September 26, 2003 (the "Base Trust Agreement" and, as supplemented pursuant to the Series Supplement, the "Agreement"), between the Trustor and the Trustee, such parties may at any time and from time to time enter into a series supplement supplemental to the Base Trust Agreement for the purpose of creating a trust.
Section 5.13 of the Base Trust Agreement provides that the Trustor may at any time and from time to time direct the Trustee to authenticate and deliver, on behalf of any such trust, a new Series of trust certificates. Each trust certificate of such new Series of trust certificates will represent a fractional undivided beneficial interest in such trust. Certain terms and conditions applicable to each such Series are to be set forth in the related series supplement to the Base Trust Agreement.

            Pursuant to this Series Supplement, the Trustor and the Trustee shall create and establish a new trust to be known as STRATS(SM) Trust For Sprint Capital Corporation Securities, Series 2004-2, and a new Series of trust certificates to be issued thereby, which certificates shall be known as the STRATS(SM) Certificates, Series 2004-2, and the Trustor and the Trustee shall herein specify certain terms and conditions in respect thereof.

            The Certificates shall be Fixed Rate Certificates issued in two Classes (the "Class A-1 Certificates" and "Class A-2 Certificates," respectively, each in the form thereof set forth in Exhibit C, and collectively, the "Certificates"). The Trust shall hold the Underlying Securities subject to call options created pursuant to the Warrant Agent Agreement with respect to the Underlying Securities (the "Call Warrants").

            On behalf of and pursuant to the authorizing resolutions of the Board of Directors of the Trustor, an authorized officer of the Trustor has authorized the execution, authentication and delivery of the Certificates, and has authorized the Base Trust Agreement and this Series Supplement in accordance with the terms of Section 5.13 of the Base Trust Agreement.

            Section 1. Certain Defined Terms. (a) All terms used in this Series Supplement that are defined in the Base Trust Agreement, either directly or by reference therein, have the meanings assigned to such terms therein, except to the extent such terms are defined or modified in this Series Supplement or the context requires otherwise. The Base Trust Agreement also contains rules as to usage which shall be applicable hereto.

            (b) Pursuant to Article I of the Base Trust Agreement, the meaning of certain defined terms used in the Base Trust Agreement shall, when applied to the trust certificates of a particular Series, be as defined in Article I but with such additional provisions and modifications as are specified in the related series supplement. With respect to the Certificates, the following definitions shall apply:


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            "761 Election": shall have the meaning set forth in Section 27 of this Series Supplement.

            "Acceleration": The acceleration of the maturity of the Underlying Securities after the occurrence of any default on the Underlying Securities other than a Payment Default.

            "Agreement": Agreement shall have the meaning specified in the Preliminary Statement to this Series Supplement.

            "Allocation Ratio": A distribution allocated pari passu among the Class A-1 Certificates and the Class A-2 Certificates in accordance with the ratio of the Class A-1 Allocation to the Class A-2 Allocation.

            "Base Trust Agreement": Base Trust Agreement shall have the meaning specified in the Preliminary Statement to this Series Supplement.

            "Business Day": Any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law, executive order or governmental decree to be closed.

            "Call Warrant": Call Warrant shall have the meaning specified in the Preliminary Statement to this Series Supplement.

            "Certificate Account": With respect to this Series, the Eligible Account, which shall be a securities account established and maintained by the Securities Intermediary in the Trustee's name, to which the Underlying Securities and all payments made on or with respect to the related Underlying Securities shall be credited.

            "Certificateholder" or "Holder": With respect to any Certificate, the Holder thereof.

            "Certificateholders" or "Holders": The Holders of the
Certificates.

            "Class A-1 Allocation": On any Scheduled Distribution Date, the sum of the present values of any unpaid interest and principal due or to become due on the Class A-1 Certificates, using a discount rate of 6.50% and assuming that interest and principal payments on the Underlying Securities were paid when due and that the related Underlying Securities were not redeemed, prepaid or liquidated prior to the Maturity Date.

            "Class A-2 Allocation": On any Scheduled Distribution Date, the sum of the present values of any unpaid interest due or to become due on the Class A-2 Certificates, using a discount rate of 7.61% and assuming that interest payments on the Underlying Securities were paid when due and that the related Underlying Securities were not redeemed, prepaid or liquidated prior to the Maturity Date.

            "Class A-1 Certificates": Class A-1 Certificates shall have the meaning specified in the Preliminary Statement to this Series Supplement.


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            "Class A-2 Certificates": Class A-2 Certificates shall have the meaning specified in the Preliminary Statement to this Series Supplement.

            "Closing Date": January 30, 2004.

            "Collection Period": The period from (but excluding) the preceding Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date), through and including the current Distribution Date.

            "Corporate Trust Office": U.S. Bank Trust National Association, 100 Wall Street, Suite 1600, New York, New York 10005 or such other corporate trust office as the Trustee shall designate in writing to the Trustor and the Certificateholders.

            "Depositary": The Depositary Trust Company.

            "Depositor": The Trustor acting specifically with respect to the conveyance of the Underlying Securities under this Series Supplement.

            "Distribution Date": Any Scheduled Distribution Date, the Maturity Date or any Underlying Securities Default Distribution Date or, if applicable, any Underlying Securities Redemption Distribution Date.

            "Fixed Payment": Each equal semiannual installment of interest payable on the Underlying Securities on each May 15 and November 15 or, if any such day is not a Business Day, then the immediately following Business Day, commencing on May 17, 2004 through and including November 15, 2028.

            "Interest Collections": With respect to any Distribution Date, all payments received by the Trustee, during the Collection Period ending on such Distribution Date, in respect of (i) interest on the Underlying Securities and
(ii) penalties or other amounts required to be paid because of late payments on the Underlying Securities.

            "Make Whole Amount": For any Distribution Date, the sum of the present values of any unpaid interest due or to become due on the Class A-2 Certificates (or on the portion thereof represented by any partial reduction of the Notional Amount), using a discount rate of 7.61% and assuming that interest payments on the Underlying Securities were paid when due and that the related Underlying Securities were not redeemed, prepaid or liquidated prior to the Maturity Date.

            "Maturity Date": November 15, 2028.

            "Moody's": Moody's Investors Service, Inc., or any successor thereto.

            "Outstanding Amount": With respect to the Class A-1 Certificates and any date of determination, the Stated Amount of such Class, and with respect to the Class A-2 Certificates and any date of determination, the Notional Amount of such Class.

            "Payment Default": A default by the Underlying Securities Issuer in the payment


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of any amount due on the Underlying Securities after the same becomes due and payable (and the expiration of any applicable grace period on the Underlying Securities).

            "Place of Distribution": New York, New York.

            "Rating Agency": Each of S&P and Moody's, and any successor to either of the foregoing. References to "the Rating Agency" in the Agreement shall be deemed to be each such credit rating agency.

            "Record Date": With respect to any Distribution Date, the day immediately preceding such Distribution Date.

            "SEC Reporting Failure": Shall have the meaning set forth in
Section 10(g).

            "S&P": Standard & Poor's Ratings Services or any successor thereto.

            "Scheduled Distribution Date": The 15th day of each May and November or, if any such day is not a Business Day, then the immediately following Business Day, commencing May 17, 2004, through and including November 15, 2028; provided, however, that payment on each Scheduled Distribution Date shall be subject to prior payment of interest or principal, as applicable, on the Underlying Securities.

            "Specified Currency": United States Dollars.

            "Trust": STRATS(SM) Trust For Sprint Capital Corporation Securities, Series 2004-2.

            "Trust Termination Event": (a) the payment in full at maturity or upon early redemption of the Certificates or (b) the distribution of the proceeds received upon a recovery on the Underlying Securities (in the case of Payment Default, after deducting the costs incurred in connection therewith) after a Payment Default, (c) the distribution (or liquidation and distribution) of the Underlying Securities in accordance with Section 10(g) hereof in the event that periodic reports required to be filed by the Underlying Securities Issuer are no longer being filed, or (d) the sale by the Trust in accordance with the Call Warrants of all the Underlying Securities and the distribution in full of all amounts due to Certificateholders.

            "Underlying Securities": As of the Closing Date, $38,000,000 aggregate principal amount of 6.875% Notes due 2028 issued by the Underlying Securities Issuer, sold to the Trustee by Wachovia Securities and identified on Exhibit A hereto. Additional Underlying Securities may also be sold to the Trustee from time to time pursuant to Section 5 of this Series Supplement.

            "Underlying Securities Default Distribution Date": The date on which the Trustee makes a distribution of the proceeds received in connection with a recovery on the Underlying Securities (in the case of Payment Default, after deducting any costs incurred in connection therewith) following a Payment Default or an Acceleration or other default with respect to the Underlying Securities.


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            "Underlying Securities Issuer": Sprint Capital Corporation.

            "Underlying Securities Payment Date": The 15th day of each May and November; provided, however, that if any Underlying Securities Payment Date would otherwise fall on a day that is not a Business Day, such Underlying Securities Payment Date will be the following Business Day, commencing on May 17, 2004 and ending on November 15, 2028.

            "Underlying Securities Redemption Distribution Date": The date on which the Trustee receives the proceeds from a redemption of Underlying Securities in accordance with their terms.

            "Underlying Securities Trustee": The trustee for the Underlying Securities.

            "Voting Rights": The Class A-1 Certificateholders shall have 100% of the total Voting Rights with respect to the Certificates, which Voting Rights shall be allocated among all Holders of Certificates in proportion to the Stated Amounts held by such Holders on any date of determination.

            "Wachovia Securities": Wachovia Capital Markets, LLC.

            "Warrant Agent Agreement": The Warrant Agent Agreement, dated as of the date hereof, between the Trustor and U.S. Bank Trust National Association, as Warrant Agent and as Trustee, as the same may be amended or modified from time to time.

            "Warrant Exercise Date": Warrant Exercise Date shall have the meaning given to such term in the Call Warrant.

            "Warrant Exercise Purchase Price": Warrant Exercise Purchase Price shall have the meaning given to such term in the Call Warrant.

            Section 2. Creation and Declaration of Trust; Sale of Underlying Securities; Acceptance by Trustee. (a) The Trust, of which the Trustee is the trustee, is hereby created under the laws of the State of New York for the benefit of the holders of the Certificates. The Trust shall be irrevocable.

            (b) The Trustor, acting as Depositor, does hereby sell, assign, convey and set-over to the Trustee, on behalf and for the benefit of the Trust, the Underlying Securities at a purchase price of $36,803,000 in cash. The Trustee shall pay the full purchase price for the Underlying Securities by delivering to Wachovia Securities, for the account of the Depositor, and as the assignee of the Depositor with respect to such amounts, (i) $36,803,000 on the Closing Date and (ii) $544,270.83 on May 17, 2004, which represents the accrued and unpaid interest of the Underlying Securities on the Closing Date. The amounts to be paid to Wachovia Securities set forth in clause (ii) above, shall be paid from the Fixed Payment to be received by the Trustee on May 17, 2004. In the event that such Fixed Payment is not received by the Trustee on such date or is otherwise insufficient to pay such amount of accrued and unpaid interest to Wachovia Securities, Wachovia Securities, for the account of the Depositor, and as the assignee of the Depositor with respect to such amounts, shall have a claim for the unpaid portion of such


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amount and shall share pari passu with Certificateholders to the extent of such claim in the proceeds from the sale or recovery of the Underlying
Securities.

            (c) The Trustee hereby (i) acknowledges such sale, deposit and delivery, pursuant to subsection (b) above, and receipt by it of the Underlying Securities, (ii) accepts the trusts created hereunder in accordance with the provisions hereof and of the Base Trust Agreement but subject to the Trustee's obligation, as and when the same may arise, to make any payment or other distribution of the assets of the Trust as may be required pursuant to this Series Supplement, the Base Trust Agreement and the Certificates, and
(iii) agrees to perform the duties herein or therein required and any failure to receive reimbursement of expenses and disbursements under Section 13 hereof shall not release the Trustee from its duties herein or therein.

            Section 3. Designation. There is hereby created a Series of trust certificates to be issued pursuant to the Base Trust Agreement and this Series Supplement to be known as the "STRATS(SM) Certificates, Series 2004-2." The Certificates shall be issued in two Classes, the Class A-1 Certificates and the Class A-2 Certificates, having the terms provided for in this Series Supplement. Each Class of Certificates shall be issued in the respective amounts set forth in Section 5 and with the additional terms set forth in Exhibit B to this Series Supplement. The Certificates shall be issued in substantially the form set forth in Exhibit C to this Series Supplement with such necessary or appropriate changes as shall be approved by the Trustor and the Trustee, such approval to be manifested by the execution and authentication thereof by the Trustee. The Certificates shall evidence undivided ownership interests in the assets of the Trust, subject to the liabilities of the Trust and shall be payable solely from payments or property received by the Trustee on or in respect of the Underlying Securities.

            Section 4. Date of the Certificates. The Certificates that are authenticated and delivered by the Trustee to or upon Trustor Order on the Closing Date shall be dated the Closing Date. All other Certificates that are authenticated after the Closing Date for any other purpose under the Agreement shall be dated the date of their authentication.

            Section 5. Certificate Stated Amount and Denominations; Additional Underlying Securities. On the Closing Date, up to 1,520,000 Class A-1 Certificates with an aggregate Stated Amount of $38,000,000 and up to 76 Class A-2 Certificates with an aggregate Notional Amount of $38,000,000 may be authenticated and delivered under the Base Trust Agreement and this Series Supplement. Each of the Stated Amount of the Class A-1 Certificates and the Notional Amount of the Class A-2 Certificates shall equal 100% of the initial principal amount of Underlying Securities sold to the Trustee and deposited in the Trust. Such Stated Amount and such Notional Amount shall be calculated without regard to Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.3, 5.4 or 5.5 of the Base Trust Agreement. The Depositor may sell to the Trustee additional Underlying Securities on any date hereafter upon at least ten (10) Business Days notice to the Trustee and upon (i) satisfaction of the Rating Agency Condition and (ii) delivery of an Opinion of Counsel to the effect that the sale of such additional Underlying Securities will not materially increase the likelihood that the Trust would fail to qualify as a grantor trust under the Code. Upon such sale to the Trustee, the Trustee shall deposit such additional Underlying Securities in the Certificate Account, and shall authenticate and deliver to


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the Trustor, or its order, additional Class A-1 Certificates in a Stated
Amount and additional Class A-2 Certificates in a Notional Amount equal to 100% of the principal amount of such additional Underlying Securities. Any such additional Certificates authenticated and delivered shall have the same terms and shall rank pari passu with the corresponding Classes of Certificates previously issued in accordance with this Series Supplement.

            Section 6. Currency of the Certificates. All distributions on the Certificates will be made in the Specified Currency.

            Section 7. Form of Securities. The Trustee shall execute and deliver the Certificates in the form of one or more global certificates registered in the name of the Depositary or its nominee.

            Section 8. Call Warrants. (a) Concurrently with the execution of this Series Supplement, the Trustee, on behalf of the Trust, shall execute the Warrant Agent Agreement and a single certificate, dated as of the date hereof and substantially in the form of Exhibit D hereto, initially evidencing all of the Call Warrants. The Trustee shall perform the Trust's obligations under the Warrant Agent Agreement and the Call Warrants in accordance with their respective terms.

            (b) The Trustee may not enter into any amendment or modification of the Call Warrant except as provided in Section VI.4 of the Call Warrant.

            (c) The Trustee shall notify the Certificateholders and the Rating Agencies upon receipt of any notice, pursuant to the provision of the Call Warrants, of a Warrantholder's intent to exercise its Call Warrants. Such notice from the Trustee shall state (i) the Warrant Exercise Date, (ii) that such exercise of the Call Warrant is conditional upon receipt by the Trustee of the Warrant Exercise Purchase Price with respect to such exercise and (iii) that the Trustee will select by lot for redemption (or in the event redemption by lot is not practicable, by pro rata reduction of the aggregate Stated Amount or Notional Amount, as applicable) a Stated Amount of Class A-1 Certificates and a Notional Amount of Class A-2 Certificates equal to 100% of the principal amount of Underlying Securities to be purchased and that such redemption of the Certificates will occur on the Warrant Exercise Date at a price equal (x) with respect to the Class A-1 Certificates, to 100% of the Stated Amount of the Class A-1 Certificates to be redeemed ($25 per each Class A-1 Certificate that is redeemed in full) plus accrued and unpaid interest to the date of redemption and (y) with respect to the Class A-2 Certificates, to accrued and unpaid interest on the Notional Amount of the Class A-2 Certificates to be redeemded to the date of redemption, plus (without duplication as to accrued and unpaid interest) the Make Whole Amount. A holder of a Call Warrant may rescind its notice given pursuant to the terms of the Call Warrant and any rescission of such notice or failure to pay the Warrant Exercise Purchase Price pursuant to a rescinded notice shall not adversely affect the right of a Warrantholder to deliver a notice thereafter. The Trustee shall promptly notify Certificateholders of any rescission of such a notice and that the redemption of Certificates in connection with such exercise is also rescinded.

            (d) Upon the exercise of any Call Warrant in accordance with the terms of the Call Warrants, the Trustee, after receipt of the Warrant Exercise Purchase Price and the Call


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Warrants being exercised, shall deliver or cause to be delivered upon the written direction of the Warrant Agent, by 1:00 p.m. (New York City time) on the related Warrant Exercise Date, the Underlying Securities as specified in the exercised Call Warrant by instructing the Depositary to credit such Underlying Securities to the account of the exercising Warrantholder or its nominee, provided that the Trustee shall have received notice of the exercise of such Call Warrant from the Warrant Agent in accordance with the terms of the Call Warrants and shall have received from the Warrant Agent an amount, in immediately available funds in a form acceptable to the Trustee, equal to the Warrant Exercise Purchase Price for such Underlying Securities by 1:00 p.m. (New York City time) on the related Warrant Exercise Date.

            (e) Upon receipt of the Warrant Exercise Purchase Price pursuant to this Section 8 and the Call Warrants being exercised, the Trustee shall deposit the amount of the Warrant Exercise Purchase Price in the Certificate Account on or before the related Warrant Exercise Date and pay to the Certificateholders the amount described in Section 8(c)(iii) above. The Certificates to be redeemed will be selected by the Trustee or DTC by lot (or in the event redemption by lot is not practicable, by pro rata reduction of the aggregate Stated Amount or Notional Amount, as applicable) and will be paid for on the Warrant Exercise Date.

            Section 9. Certain Provisions of Base Trust Agreement Not Applicable. The provisions of Sections 5.11, 5.16, 6.2, Article VII, 8.1, 8.2 and 8.10 of the Base Trust Agreement and any other provision of the Base Trust Agreement which imposes obligations on or creates rights in favor of the Trustee or the Certificateholders as a result of or in connection with an "Event of Default" or "Administrative Agent Termination Event" shall be inapplicable with respect to the Certificates. In addition, there is no "Administrative Agent" specified herein, and all references to "Administrative Agent" in the Base Trust Agreement, therefore shall be inapplicable with respect to the Certificates.

            Section 10. Distributions. (a) On each Scheduled Distribution Date, the Trustee shall distribute to the Certificateholders the Fixed Payment, to the extent of Interest Collections, and shall allocate such amount pari passu to the Class A-1 Certificates and the Class A-2 Certificates based on the respective Interest Rates (as set forth in Exhibit B hereto) of each such Class. In addition, on any other Distribution Date, the Trustee shall distribute Interest Collections to the Certificateholders and shall allocate pari passu to the Class A-1 Certificates and the Class A-2 Certificates based on the respective Interest Rates of each such Class. On the Maturity Date, and to the extent received on any other Scheduled Distribution Date or redemption date, the Trustee shall distribute to the Class A-1 Certificateholders, the principal amount of the Underlying Securities to the extent the principal of the Underlying Securities is received by the Trustee on such date or during the related Collection Period plus any accrued interest thereon. In the event any redemption or other premium is paid on the Underlying Securities, such amount shall be distributed to the Class A-2 Certificateholders in an amount up to the then applicable Make Whole Amount. No distributions of principal shall be made on the Class A-2 Certificates. Notwithstanding the foregoing, if any payment with respect to the Underlying Securities is made to the Trustee after the Underlying Securities Payment Date on which such payment was due, the Trustee shall distribute such amount received on the Business Day following such receipt.

            (b) In the event of a Payment Default, the Trustee shall proceed against the Underlying Securities Issuer on behalf of the Certificateholders to enforce the Underlying Securities or otherwise to protect the interests of the Certificateholders, subject to the receipt of indemnity in form and substance satisfactory to the Trustee; provided that, holders of the


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Certificates representing a majority of the Voting Rights on the Certificates will be entitled to direct the Trustee in any such proceeding or direct the Trustee to sell the Underlying Securities, subject to the Trustee's receipt of satisfactory indemnity. If the Trustee is directed to sell the Underlying Securities, the Trustee shall solicit bids for the sale of the Underlying Securities with settlement thereof on or before the third (3rd) Business Day after such sale from three leading dealers in the relevant market, which may include but not limited but is not limited to any three of the following dealers: (1) Wachovia Securities (2) Goldman, Sachs & Co., (3) Lehman Brothers Inc., (4) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (5) Citigroup Global Markets Inc., (6) J.P. Morgan Securities Inc. and (7) Deutsche Bank Securities Inc.; provided, however, that no bid from Wachovia Securities or any affiliate thereof shall be accepted unless such bid equals the then fair market value of such Underlying Securities. The Trustee shall not be responsible for the failure to obtain a bid so long as it has made reasonable efforts to obtain bids. If a bid for the sale of the Underlying Securities has been accepted by the Trustee but the sale has failed to settle on the proposed settlement date, the Trustee shall request new bids from such leading dealers. In the event of an Acceleration and a corresponding payment on the Underlying Securities, the Trustee shall distribute the proceeds to the Certificateholders no later than two (2) Business Days after the receipt of immediately available funds.

            (c) In the event that the Trustee receives money or other property in respect of the Underlying Securities (other than a scheduled payment on or with respect to an interest payment date) as a result of a Payment Default on the Underlying Securities (including from the sale thereof), the Trustee will promptly give notice as provided in Section 18(c) to the Depositary, or for any Certificates which are not then held by the Depositary or any other depository, directly to the registered holders of the Certificates then outstanding and unpaid. Such notice shall state that, not later than 30 days after the receipt of such moneys or other property, the Trustee will allocate and distribute such moneys or other property to the holders of Certificates then outstanding and unpaid, pro rata between each Class of Certificates by Allocation Ratio (after deducting the costs incurred in connection therewith and subject to clause (b)(ii) of Section 2). Property other than cash will be liquidated by the Trustee, and the proceeds thereof distributed in cash, only to the extent necessary to avoid distribution of fractional securities to Certificateholders. In-kind distribution of Underlying Securities to Certificateholders will be deemed to reduce the Outstanding Amount of Certificates on a proportionate basis. Following such in kind distribution, all Certificates will be cancelled. No amounts will be distributed to the Trustor in respect of the Underlying Securities.

            (d) Distributions to the Certificateholders on each Distribution Date will be made to the Certificateholders of record on the Record Date.

            (e) All distributions to Certificateholders of a Class shall be allocated pro rata among the Certificates of such Class based on their respective Outstanding Amount as of the Record Date.

            (f) Notwithstanding any provision of the Agreement to the contrary, to the extent funds are available, the Trustee will initiate payment in immediately available funds by 1:00 P.M. (New York City time) on each Distribution Date of all amounts payable to each Certificateholder with respect to any Certificate held by such Certificateholder or its nominee (without the necessity for any presentation or surrender thereof or any notation of such payment


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thereon) in the manner and at the address as each Certificateholder may from time to time direct the Trustee in writing 15 days prior to such Distribution Date requesting that such payment will be so made and designating the bank account to which such payments shall be so made. The Trustee shall be entitled to rely on the last instruction delivered by the Certificateholder pursuant to this Section 10(f) unless a new instruction is delivered 15 days prior to a Distribution Date.

            (g) (A) If (1) the Underlying Securities Issuer either (x) states in writing that it intends permanently to cease filing periodic reports required under the Securities Exchange Act of 1934 or (y) fails to file all required periodic reports for one full year and (2) the Trustor determines after consultation with the Securities and Exchange Commission, that under applicable securities laws, rules or regulations the Trust must be liquidated or the Underlying Securities distributed (an "SEC Reporting Failure"), then the Trustor shall promptly notify the Trustee, each Rating Agency and to the extent permitted by applicable law, the Warrantholders of such SEC Reporting Failure and the Trustee shall liquidate or distribute in kind, as directed by the Trustor, any remaining Underlying Securities and the Trustee will allocate and distribute such moneys or other property to the holders of Certificates then outstanding and unpaid, pro rata between each Class of Certificates by Allocation Ratio.

            (B) In addition, the Call Warrants will become immediately exercisable upon the occurrence of an SEC Reporting Failure and, if the Call Warrants are in the money, as defined below, they will be deemed to be exercised without further action by the Warrantholders and will be cash settled concurrently with the distribution to Certificateholders.

            (C) If an SEC Reporting Failure occurs, the Trustee shall solicit bids for the sale of the Underlying Securities with settlement thereof on or before the third (3rd) Business Day after such sale from three leading dealers in the relevant market and the Warrantholders, and may solicit additional bids from such other parties as the Trustor deems appropriate. For purposes of this Section 10(g), the Call Warrants will be deemed to be "in the money" if the highest firm bid received with respect to all Underlying Securities held by the Trust exceeds the Warrant Exercise Purchase Price for such Underlying Securities, and cash settlement shall be made in an amount equal to such excess (but only if the Underlying Securities are actually sold at a price equal to the amount of such bid). Any of the following dealers shall be deemed to qualify as leading dealers: (1) Wachovia Securities (2) Goldman, Sachs & Co., (3) Lehman Brothers Inc., (4) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (5) Citigroup Global Markets Inc., (6) J.P. Morgan Securities Inc. and (7) Deutsche Bank Securities Inc.; provided, however, that the Trustee may also solicit bids from other leading dealers; provided, further, that no bid from Wachovia Securities or any affiliate thereof shall be accepted unless such bid equals the then fair market value of such Underlying Securities. The Trustee shall not be responsible for the failure to obtain a bid so long as it has made reasonable efforts to obtain bids. If a bid for the sale of the Underlying Securities has been accepted by the Trustee but the sale has failed to settle on the proposed settlement date, the Trustee shall request new bids from such leading dealers.

            (D) Notwithstanding the foregoing, if at any time an SEC Reporting Failure occurs and is continuing, Warrantholders will continue to have the right to exercise the Call Warrants in accordance with Section 8 so long as the Call Warrants are exercised prior to the liquidation or distribution of the Underlying Securities. Any payments to Certificateholders in connection with such exercise shall be made as set forth in Section 8.

            (h) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Series Supplement. The Trustee shall in no way be responsible or liable to the Certificateholders nor shall any Certificateholder in any way be responsible or liable to any other Certificateholder in respect of amounts previously distributed on the Certificates based on their respective Outstanding Amounts.

            Section 11. Termination of Trust. (a) The Trust shall terminate upon the occurrence of any Trust Termination Event.

            (b) Except for any reports and other information required to be provided to Certificateholders hereunder and under the Base Trust Agreement and except as otherwise specified herein and therein, the obligations of the Trustee will terminate upon the distribution to Certificateholders of all amounts required to be distributed to them and the disposition of all Underlying Securities held by the Trustee. The Trust shall thereupon terminate, except for surviving rights of indemnity.

            Section 12. Limitation of Powers and Duties. (a) The Trustee shall administer the Trust and the Underlying Securities solely as specified herein and in the Base Trust Agreement.

            (b) The Trust is constituted solely for the purpose of acquiring and holding the Underlying Securities. The Trustee is not authorized to acquire any other investments or engage in any activities not authorized herein and, in particular, unless expressly provided in the Agreement, the Trustee is not authorized (i) to sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Underlying Securities, once acquired, or interests therein, including to Certificateholders, (ii) to merge or consolidate the Trust with any other entity, or (iii) to do anything that would materially increase the likelihood that the Trust will fail to qualify as a grantor trust for United States federal income tax purposes. In addition, the Trustee has no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated herein and in the Base Trust Agreement.

            (c) The parties acknowledge that the Trustee, as the holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of the Underlying Securities and enforce the other rights, if any, of a holder of the Underlying Securities, except as otherwise limited by the Base Trust Agreement or this Series Supplement. In the event that the Trustee receives a request from the Underlying Securities Trustee, the Underlying Securities Issuer or, if applicable, the Depositary with respect to the Underlying Securities, for the Trustee's consent to any amendment, modification or waiver of the Underlying Securities, or any document relating thereto, or receives any other solicitation for any action with respect to the

Underlying Securities, the Trustee shall within two (2) Business Days mail a notice of such proposed amendment, modification, waiver or solicitation to each Certificateholder of record as of the date of such request. The Trustee shall request instructions from the Certificateholders as to what action to take in response to such request and shall be protected in taking no action if no direction is received. Except as otherwise provided herein, the Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the Stated Amounts of the Class A-1 Certificates) as the Class A-1 Certificates of the Trust were actually voted or not voted by the Holders thereof as of the date determined by the Trustee prior to the date such vote or consent is required; provided, however, that, notwithstanding anything to the contrary in the Base Trust Agreement or this Series Supplement, the Trustee shall at no time vote in favor of or consent to any matter (i) which would alter the timing or amount of any payment on the Underlying Securities (including, without limitation, any demand to accelerate the Underlying Securities) or (ii) which would result in the exchange or substitution of any Underlying Security whether or not pursuant to a plan for the refunding or refinancing of such Underlying Security, except in each case with the unanimous consent of the Certificateholders. The Trustee shall have no liability for any failure to act or to refrain from acting resulting from the Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders.

            (d) Notwithstanding any provision of the Agreement to the contrary, the Trustee may require from the Certificateholders prior to taking any action at the direction of the Certificateholders, an indemnity agreement of a Certificateholder or any of its Affiliates to provide for security or indemnity against the costs, expenses and liabilities the Trustee may incur by reason of any such action. An unsecured indemnity agreement, if acceptable to the Trustee, shall be deemed to be sufficient to satisfy such security or indemnity requirement.

            (e) Notwithstanding any provision of the Agreement to the contrary, the Trustee shall act as the sole Authenticating Agent, Paying Agent and Registrar.

            Section 13. Compensation of Trustee. The Trustee shall be entitled to receive from the Trustor as compensation for its services hereunder, trustee's fees pursuant to a separate agreement between the Trustee and the Trustor, and shall be reimbursed for all reasonable expenses, disbursements and advances incurred or made by it (including the reasonable compensation, disbursements and expenses of its counsel and other persons not regularly in its employ). The Trustor shall indemnify and hold harmless the Trustee and its successors, assigns, agents and servants against any and all loss, liability or reasonable expense (including attorney's fees) incurred by it in connection with the administration of this trust and the performance of its duties thereunder. The Trustee shall notify the Trustor promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Trustor shall not relieve the Trustor of its obligations hereunder. The Trustor need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith. The indemnities contained in this Section 13 shall survive the resignation or termination of the Trustee or the termination of this Agreement.

            Failure by the Trustor to pay, reimburse or indemnify the Trustee shall not entitle the Trustee to any payment, reimbursement or indemnification from the Trust, nor shall such failure release either the Trustee from the duties it is required to perform under this Series Supplement. Any unpaid, unreimbursed or unindemnified amounts shall not be borne by the

Trust and shall not constitute a claim against the Trust, but shall be borne by the Trustee in its individual capacity, and the Trustee shall have no recourse against the Trust with respect thereto.

            Section 14. Modification or Amendment. The Trustee shall not enter into any modification or amendment of the Base Trust Agreement or this Series Supplement unless such modification or amendment is in accordance with Section
10.1 of the Base Trust Agreement. If the Rating Agency Condition is not satisfied with respect to any proposed modification or amendment of the Base Trust Agreement or this Series Supplement, then any such modification or amendment must be approved by 100% of the Certificateholders. Pursuant to
Section 5 of this Series Supplement, the Trustor may sell to the Trustee additional Underlying Securities from time to time without violation or trigger of this Section 14.

            Section 15. Accounting. Notwithstanding Section 3.16 of the Base Trust Agreement, "Independent Public Accountants' Administration Report," no such accounting reports shall be required. Pursuant to Section 4.2 of the Base Trust Agreement, "Reports to Certificateholders," the Trustee shall cause the statement described in Section 4.2 to be prepared and forwarded as provided therein.

            Section 16. No Investment of Amounts Received on Underlying Securities. All amounts received on or with respect to the Underlying Securities shall be held uninvested by the Trustee.

            Section 17. No Event of Default. There shall be no Events of Default defined with respect to the Certificates.

            Section 18. Notices. (a) All directions, demands and notices hereunder and under the Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered or mailed by first class mail, postage prepaid or by express delivery service or by certified mail, return receipt requested or delivered in any other manner specified herein, (i) in the case of the Trustor, to Synthetic Fixed-Income Securities, Inc., One Wachovia Center 301 South College Street, DC-8 Charlotte, NC 28288,
Attention: Investment Grade Debt Syndicate Desk, or such other address as may hereafter be furnished to the Trustee in writing by the Trustor, and (ii) in the case of the Trustee, to U.S. Bank Trust National Association, 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust, facsimile number (212) 809-5459, or such other address as may hereafter be furnished to the Trustor in writing by the Trustee.

            (b) For purposes of delivering notices to the Rating Agency under
Section 10.07 of the Base Trust Agreement, "Notice to Rating Agency," or otherwise, such notices shall be mailed or delivered as provided in such
Section 10.07, "Notice to Rating Agency," to: Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041; and Moody's Investors Service, Inc., Structured Derivative Products, 99 Church Street, New York, New York 10007; or such other address as the Rating Agency may designate in writing to the parties hereto.

            (c) In the event a Payment Default or an Acceleration occurs, the Trustee shall promptly give notice to the Depositary or, for any Certificates which are not then held by the Depositary or any other depository, directly to the registered holders of the Certificates thereof. Such notice shall set forth (i) the identity of the issue of Underlying Securities, (ii) the date and nature of such Payment Default or Acceleration, (iii) the principal amount of the interest or principal in default, (iv) the Certificates affected by the Payment Default or Acceleration, and (v) any other information which the Trustee may deem appropriate.

            (d) Notwithstanding any provisions of the Agreement to the contrary, the Trustee shall deliver all notices or reports required to be delivered to or by the Trustee or the Trustor to the Certificateholders without charge to such Certificateholders.

            Section 19. Access to Certain Documentation. Access to documentation regarding the Underlying Securities will be afforded without charge to any Certificateholder so requesting pursuant to Section 3.17 of the Base Trust Agreement, "Access to Certain Documentation." Additionally, the Trustee shall provide at the request of any Certificateholder without charge to such Certificateholder the name and address of each Certificateholder of Certificates hereunder as recorded in the Certificate Register for purposes of contacting the other Certificateholders with respect to their rights hereunder or for the purposes of effecting purchases or sales of the Certificates, subject to the transfer restrictions set forth herein.

            Section 20. Advances. There is no Administrative Agent specified herein; hence no person (including the Trustee) shall be permitted or obligated to make Advances as described in Section 4.3 of the Base Trust Agreement, "Advances."

            Section 21. Ratification of Agreement. With respect to the Series issued hereby, the Base Trust Agreement (including the grant of a security interest in Section 10.8 of the Base Trust Agreement with respect to the Underlying Securities conveyed hereunder), as supplemented by this Series Supplement, is in all respects ratified and confirmed, and the Base Trust Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument. To the extent there is any inconsistency between the terms of the Base Trust Agreement and this Series Supplement, the terms of this Series Supplement shall govern.

            Section 22. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

            Section 23. Governing Law. This Series Supplement and each Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely therein without reference to such State's principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. The State of New York is the securities intermediary's jurisdiction of the Securities Intermediary for purposes of the UCC.

            Section 24. Certificate of Compliance. The Trustor shall deliver to the Trustee on or prior to June 30 of each year prior to a Trust Termination Event the Officer's Certificate as to compliance as required by
Section 6.1(b) of the Base Trust Agreement.

            Section 25. Certain Filing to be Made by the Trustee. In the event that a Payment Default or a SEC Reporting Failure occurs and the Underlying Securities are liquidated at a loss, the Trustee will disclose pursuant to Treasury Regulation Section 1.6011-4 the loss in accordance with the procedures of such regulation, unless the Trustees obtain advice from counsel that such disclosure in not necessary. In general, the Trustee will (x) attach a completed Form 8886 to its tax return in the year the requisite loss occurs and (y) file a completed form with the Office of Tax Shelter Analysis (OTSA) at: Internal Revenue Service LM:PFTG:OTSA, Large and Midsize Business Division, 1111 Constitution Avenue., NW., Washington DC 20224 (or such other address subsequently required).

            Section 26. Establishment of Certificate Account. The Securities Intermediary and the Trustee hereby represent and warrant that:

            (a) The Certificate Account for the Trust is a "securities account" within the meaning of Section 8-501 of the UCC and is held only in the name of the Trustee on behalf of the Trust. The Securities Intermediary is acting in the capacity of a "securities intermediary" within the meaning of
Section 8-102(a)(14) of the UCC;

            (b) All Underlying Securities have been (i) delivered to the Securities Intermediary pursuant to the Agreement and (ii) credited to the Certificate Account; and

            (c) The Certificate Account is an account to which financial assets are or may be credited, and the Securities Intermediary shall treat the Trustee as entitled to exercise the rights that comprise any financial asset credited to the Certificate Account.

            Section 27. Statement of Intent. It is the intention of the parties hereto that, for purposes of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income, the Trust shall be treated as a grantor trust, but failing that, as a partnership (other than a publicly traded partnership treated as a corporation) and, in any event, not taxable as a corporation. The parties hereto agree that, unless otherwise required by appropriate tax authorities, the Trustee shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with such intended characterization. In the event that the Trust is characterized by appropriate tax authorities as a partnership for federal income tax purposes, each Certificateholder, by its acceptance of its Certificate, agrees to report its respective share of the items of income, deductions, and credits of the Trust on its respective returns (making such elections as to individual items as may be appropriate) in accordance with Treasury Regulations Section 1.761-2(b) (the "761 Election") and in a manner consistent with the exclusion of the Trust from partnership tax accounting. The terms of the Agreement shall be interpreted to further these intentions of the parties. As further consideration for each Certificateholder's purchase of a Certificate, each such Certificateholder is deemed to agree not to irrevocably delegate to any person (for a period of more than one year) authority to purchase, sell or exchange its Certificates.

            Each Certificateholder (and each beneficial owner of a Certificate) by acceptance of its Certificate (or its beneficial interest therein) agrees, unless otherwise required by appropriate tax authorities, to file its own tax returns and reports in a manner consistent with the characterization indicated above.

            Section 28. Filing of Partnership Returns. In the event that the Trust is characterized (by appropriate tax authorities) as a partnership for United States federal income tax purposes, and the 761 Election is ineffective, the Trustor agrees to reimburse the Trust for any expenses associated with the filing of partnership returns (or returns related thereto).

            Section 29. "Financial Assets" Election. The Securities Intermediary hereby agrees that the Underlying Securities credited to the Certificate Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

            Section 30. Trustee's Entitlement Orders. If at any time the Securities Intermediary shall receive any order from the Trustee directing the transfer or redemption of any Underlying Securities credited to the Certificate Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Trustor or any other Person. The Securities Intermediary shall take all instructions (including without limitation all notifications and entitlement orders) with respect to the Certificate Account solely from the Trustee.

            Section 31. Conflict with Other Agreements. The Securities Intermediary hereby confirms and agrees that:

            (a) There are no other agreements entered into between the Securities Intermediary and the Trustor with respect to the Certificate Account. The Certificate Account and all property credited to the Certificate Account is not subject to, and the Securities Intermediary hereby waives, any lien, security interest, right of set off, or encumbrance in favor of the Securities Intermediary or any Person claiming through the Securities Intermediary (other than the Trustee);

            (b) It has not entered into, and until the termination of the Agreement will not enter into, any agreement with any other Person relating to the Certificate Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders of any Person other than the Trustee; and

            (c) It has not entered into, and until the termination of the Agreement will not enter into, any agreement with any Person purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 30 hereof.

            Section 32. Additional Trustee and Securities Intermediary Representations. The Trustee and the Securities Intermediary each hereby represents and warrants as follows:

            (a) The Trustee and the Securities Intermediary each maintains its books and records with respect to its securities accounts in the State of New York;

            (b) The Trustee and the Securities Intermediary each has not granted any lien on the Underlying Securities nor are the Underlying Securities subject to any lien on properties of the Trustee or the Securities Intermediary in its individual capacity; the Trustee and the Securities Intermediary each has no actual knowledge and has not received actual notice of any lien on the Underlying Securities (other than any liens of the Trustee in favor of the beneficiaries of the Trust Agreement); other than the interests of the Trustee and the Certificateholders and the potential interests of the Warrantholders, the books and records of the Trustee and the Securities Intermediary each do not identify any Person as having an interest in the Underlying Securities; and

            (c) The Trustee and the Securities Intermediary each makes no representation as to (i) the validity, legality, sufficiency or enforceability of any of the Underlying Securities or (ii) the collectability, insurability, effectiveness or suitability of any of the Underlying Securities.

            Section 33. Additional Trustor Representations. The Trustor hereby represents and warrants to the Trustee as follows:

            (a) Immediately prior to the sale of the Underlying Securities to the Trustee, the Trustor owned and had good and marketable title to the Underlying Securities free and clear of any lien, claim or encumbrance of any Person;

            (b) The Trustor has received all consents and approvals required by the terms of the Underlying Securities to the sale to the Trustee of its interest and rights in the Underlying Securities as contemplated by the Agreement; and

            (c) The Trustor has not assigned, pledged, sold, granted a security interest in or otherwise conveyed any interest in the Underlying Securities (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released), except such interests sold pursuant to the Agreement. The Trustor has not authorized the filing of and is not aware of any financing statements against the Trustor that includes a description of the Underlying Securities, other than any such filings pursuant to the Agreement. The Trustor is not aware of any judgment or tax lien filings against Trustor.

            Section 34. Certification Requirements. The Trustee agrees to obtain, at the Trustor's direction and expense, a report of an independent public accountant sufficient for the Trustor on behalf of the Trust to satisfy its obligations with respect to certification requirements under Rules 13a-14 and 15d-14 of the Exchange Act.

            Section 35. Transfer Restrictions for Class A-2 Certificates. (a) The Class A-2 Certificates may not be transferred except to a transferee whom the transferor of the Class A-2 Certificates reasonably believes is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities
Act) and (B) acquiring the Class A-2 Certificates for its own account or for the account of an investor of the type described in clause (A) above as to which the transferee exercises sole investment discretion. In addition, each transferee shall be required to deliver to the Trustee an investment letter in the form of Exhibit E hereto. The Class A-2 Certificates (or the Class A-2 Certificates issued upon the transfer of the Class A-2 Certificates) shall be issued with a legend in substantially the following form:

      "These Class A-2 Certificates have not been registered under the Securities Act of 1933, as amended and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to the exemption therefrom under such Act provided pursuant to Rule 144A thereunder. The Class A-2 Certificates represented hereby may be transferred only in compliance with the conditions specified in these Class A-2 Certificates including the delivery of an Investment Letter in the form attached hereto. Each prospective transferee of these Class A-2 Certificates shall be required to represent that it is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A) and (B) acquiring the Class A-2 Certificates for its own account or for the account of an investor of the type described in clause (A) above as to which the transferee exercises sole investment discretion."

            (b) The Class A-2 Certificates may not be acquired by, on behalf of, or with plan assets of (and each person that acquires an interest in the Class A-2 Certificates will be required to represent that it is not and is not investing on behalf of or with plan asset of an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code) that is subject to Title I of ERISA, Section 4975 of the Code, or any substantially similar federal, state, or local law. The Class A-2 Certificates shall be issued with a legend in substantially the following form:

      "These Class A-2 Certificates may not be acquired by or with plan assets of an employee benefit plan (as defined in Section 3(3) of ERISA) or a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code) that is subject to Title I of ERISA, Section 4975 of the Code, or any substantially similar federal, state, or local law, and each transferee shall be required to deliver to the trustee a representation that its acquisition of the Class A-2 Certificate does not violate the foregoing restriction."

            IN WITNESS WHEREOF, the parties hereto have caused this Series Trust Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                    SYNTHETIC FIXED-INCOME SECURITIES, INC.


                                     By:  /s/ Teresa Hee
                                        -------------------------------------
                                        Name:   Teresa Hee
                                        Title:  Vice President

                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                    as Trustee


                                     By:  /s/ Janet O'Hara
                                        -------------------------------------
                                        Name:   Janet O'Hara
                                        Title:  Assistant Vice President

                                                                     EXHIBIT A



        IDENTIFICATION OF THE UNDERLYING SECURITIES AS OF CLOSING DATE


Underlying Issuer:                        Sprint Capital Corporation

Underlying Securities:                    6.875% Notes due 2028

Underlying Securities Guarantor:          Sprint Corporation

Maturity Date/Final Distribution Date:    November 15, 2028

Original Principal Amount Issued:         $2,500,000,000

CUSIP No.:                                852060AD4

Stated Interest Rate:                     6.875% per annum

Interest Payment Dates:                   May 15 and November 15

Optional Redemption:                      The Underlying Securities will be
                                          redeemable, in whole or in part, at
                                          the option of the Underlying
                                          Securities Issuer, at any time or
                                          from time to time, at a redemption
                                          price equal to the greater of (i)
                                          100% of the principal amount of the
                                          Underlying Securities to be
                                          redeemed or (ii) the sum of the
                                          present values of the remaining
                                          scheduled payments of principal and
                                          interest on the related Underlying
                                          Securities discounted, on a
                                          semiannual basis, assuming a
                                          360-day year consisting of twelve
                                          30-day months, at the Treasury Rate
                                          (a yield determined in accordance
                                          with the related Indenture and
                                          based on a United States Treasury
                                          security that would be utilized, at
                                          the time of selection and in
                                          accordance with customary financial
                                          practice, in pricing new issues of
                                          corporate debt securities of
                                          comparable maturity to the
                                          remaining term of the related
                                          Underlying Securities) plus 25
                                          basis points, in each case,
                                          together with accrued interest on
                                          the principal amount of Underlying
                                          Securities being redeemed to the
                                          date of redemption.

Principal Amount of Underlying
Securities Deposited
Under Trust Agreement:                    $38,000,000


The Underlying Securities will be held by the Trustee as book-entry credits to an account of the Trustee or its agent at the Depositary.

                                                                     EXHIBIT B



                 TERMS OF THE CERTIFICATES AS OF CLOSING DATE


Maximum Number of STRATS(SM),
   Series 2004-2:                       Class A-1:  Up to 1,520,000
                                        Class A-2:  Up to 76

Aggregate Outstanding Amount of
   STRATS(SM) Certificates,
   Series 2004-2:                       Class A-1:  $38,000,000 (Stated Amount)
                                        Class A-2:  $38,000,000 (Notional
                                                    Amount)

Authorized Denomination:                Class A-1:  $25 and integral multiples
                                                    thereof

                                        Class A-2:  $500,000 and integral
                                                    multiples thereof

Rating Agencies:                        Moody's and S&P

Closing Date:                           January 30, 2004

Distribution Dates:                     May 15 and November 15 or any
                                        Underlying Securities Default
                                        Distribution Date.

Interest Rate:                          Class A-1: 6.500% per annum,
                                        calculated on the outstanding Stated
                                        Amount Class A-2: 0.375% per annum,
                                        calculated on the outstanding Notional
                                        Amount

Notional Amount:                        For the Class A-2 Certificates,
                                        initially $500,000 per Certificate and
                                        $38,000,000 in the aggregate, and at
                                        any time an amount equal to the
                                        outstanding principal balance of the
                                        Underlying Securities, allocated pro
                                        rata among the Class A-2 Certificates.

Maturity Date/
   Final Distribution Date:             November 15, 2028

Record Date:                            With respect to any Distribution
                                        Date, the day immediately preceding
                                        such Distribution Date.

Trustee's Fees:                         The Trustee's fees shall be payable
                                        by the

                                        Trustor pursuant to a separate fee
                                        agreement between the Trustee and the
                                        Trustor.

Initial Certificate Registrar:          U.S. Bank Trust National Association

Corporate Trust Office:                 U.S. Bank Trust National Association
                                        100 Wall Street, Suite 1600 New York,
                                        New York 10005 Attention: Corporate
                                        Trust Department, Regarding STRAT(SM)
                                        Trust For Sprint Capital Corporation
                                        Securities, Series 2004-2

                                                                     EXHIBIT C



                        FORM OF CLASS A-1 CERTIFICATES


THIS CERTIFICATE REPRESENTS AN UNDIVIDED INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE TRUSTOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE DEPOSITED ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CERTIFICATE NUMBER       [____]                         1,520,000 Certificates
CUSIP:   [   ]                           $38,000,000 Certificate Stated Amount
CLASS A-1 INTEREST RATE:  6.50% per annum.

                    STRATS(SM) CERTIFICATES, SERIES 2004-2

evidencing an undivided interest in the Trust, as defined below, the assets of which include 6.875% Notes due 2028 issued by the Underlying Securities Issuer.

This Certificate does not represent an interest in or obligation of the Trustor or any of its affiliates.

      THIS CERTIFIES THAT Cede & Co. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in STRATS(SM) Trust For Sprint Capital Corporation Securities, Series 2004-2 (the "Trust") formed by SYNTHETIC FIXED-INCOME SECURITIES, INC., as Trustor (the "Trustor") evidenced by Class A-1 Certificates in the number and the Stated Amount set forth above.

      The Trust was created pursuant to a Base Trust Agreement, dated as of September 26, 2003 (as amended and supplemented, the "Agreement"), between the Trustor and U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the STRATS(SM) Certificates Series

Supplement 2004-2, dated as of January 30, 2004 (the "Series Supplement" and, together with the Agreement, the "Trust Agreement"), between the Trustor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

      This Certificate is one of the duly authorized Certificates designated as "STRATS(SM) Certificates, Series 2004-2 Class A-1 (herein called the "Certificate" or "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The assets of the Trust include the Underlying Securities and all proceeds of the Underlying Securities. Additional Underlying Securities may be sold to the Trustee and additional Certificates may be authenticated and delivered from time to time as provided in the Trust Agreement, which additional Certificates shall rank pari passu with all other Certificates issued in accordance with the Series Supplement.

      Under the Trust Agreement, there shall be distributed on the dates specified in the Trust Agreement (a "Distribution Date"), to the person in whose name this Certificate is registered at the close of business on the related Record Date, such Certificateholder's fractional undivided interest in the amount of distributions of the Underlying Securities to be distributed to Certificateholders on such Distribution Date. The Underlying Securities will pay interest on May 15 and November 15 of each year commencing on May 17, 2004. The principal of the Underlying Securities is scheduled to be paid on November 15, 2028.

      The distributions in respect of this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts as set forth in the Series Trust Agreement.

      It is the intent of the Trustor and the Certificateholders that the Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Internal Revenue Code of 1986, as amended. Except as otherwise required by appropriate taxing authorities, the Trustor and the Trustee, by executing the Trust Agreement, and each Certificateholder, by acceptance of a Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in a grantor trust and the provisions of the Trust Agreement shall be interpreted to further this intention of the parties.

      Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Trustor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trustor under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trustor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trustor.

      The Trust Agreement permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

      Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

      A copy of the Trust Agreement is available upon request and all of its terms and conditions are hereby incorporated by reference and made a part hereof.

      THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



                        FORM OF CLASS A-2 CERTIFICATES


THIS CERTIFICATE REPRESENTS AN UNDIVIDED INTEREST IN THE TRUST AND DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE TRUSTOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE DEPOSITED ASSETS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THESE CLASS A-2 CERTIFICATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO THE EXEMPTION THEREFROM UNDER SUCH ACT PROVIDED PURSUANT TO RULE 144A THEREUNDER. THE CLASS A-2 CERTIFICATES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN

COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THESE CLASS A-2 CERTIFICATES INCLUDING THE DELIVERY OF AN INVESTMENT LETTER IN THE FORM ATTACHED HERETO. EACH PROSPECTIVE TRANSFEREE OF THESE CLASS A-2 CERTIFICATES SHALL BE REQUIRED TO REPRESENT THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) AND (B) ACQUIRING THE CLASS A-2 CERTIFICATES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INVESTOR OF THE TYPE DESCRIBED IN CLAUSE (A) ABOVE AS TO WHICH THE TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION.

THESE CLASS A-2 CERTIFICATES MAY NOT BE ACQUIRED BY OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) OR A PLAN (AS DEFINED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE) THAT IS SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE, OR ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE, OR LOCAL LAW, AND EACH TRANSFEREE SHALL BE REQUIRED TO DELIVER TO THE TRUSTEE A REPRESENTATION THAT ITS ACQUISITION OF THE CLASS A-2 CERTIFICATE DOES NOT VIOLATE THE FOREGOING RESTRICTION.

CERTIFICATE NUMBER       [____]                                76 Certificates
CUSIP:   [   ]                         $38,000,000 Certificate Notional Amount
CLASS A-2 INTEREST RATE:  0.375% per annum.

                    STRATS(SM) CERTIFICATES, SERIES 2004-2

evidencing an undivided interest in the Trust, as defined below, the assets of which include 6.875% Notes due 2028 issued by the Underlying Securities Issuer.

This Certificate does not represent an interest in or obligation of the Trustor or any of its affiliates.

      THIS CERTIFIES THAT Cede & Co. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in STRATS(SM) Trust For Sprint Capital Corporation Securities, Series 2004-2 (the "Trust") formed by SYNTHETIC FIXED-INCOME SECURITIES, INC., as Trustor (the "Trustor") evidenced by Class A-2 Certificates in the number and the Notional Amount set forth above.

      The Trust was created pursuant to a Base Trust Agreement, dated as of September 26, 2003 (as amended and supplemented, the "Agreement"), between the Trustor and U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee"), as supplemented by the STRATS(SM) Certificates Series Supplement 2004-2, dated as of January 30, 2004 (the "Series Supplement" and, together with the Agreement, the "Trust Agreement"), between the Trustor and the Trustee. This Certificate does not purport to summarize the Trust Agreement and reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

      This Certificate is one of the duly authorized Certificates designated as "STRATS(SM) Certificates, Series 2004-2 Class A-2" (herein called the "Certificate" or "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The assets of the Trust include the Underlying Securities and all proceeds of the Underlying Securities. Additional Underlying Securities may be sold to the Trustee and additional Certificates may be authenticated and delivered from time to time as provided in the Trust Agreement, which additional Certificates shall rank pari passu with all other Certificates issued in accordance with the Series Supplement.

      Under the Trust Agreement, there shall be distributed on the dates specified in the Trust Agreement (a "Distribution Date"), to the person in whose name this Certificate is registered at the close of business on the related Record Date, such Certificateholder's fractional undivided interest in the amount of distributions of the Underlying Securities to be distributed to Certificateholders on such Distribution Date. The Underlying Securities will pay interest on May 15 and November 15 of each year commencing on May 17, 2004.

      The distributions in respect of this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts as set forth in the Series Trust Agreement.

      It is the intent of the Trustor and the Certificateholders that the Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Internal Revenue Code of 1986, as amended. Except as otherwise required by appropriate taxing authorities, the Trustor and the Trustee, by executing the Trust Agreement, and each Certificateholder, by acceptance of a Certificate, agrees to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in a grantor trust and the provisions of the Trust Agreement shall be interpreted to further this intention of the parties.

      Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Trustor to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Trustor under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trustor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trustor.

      The Trust Agreement permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

      Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

      A copy of the Trust Agreement is available upon request and all of its terms and conditions are hereby incorporated by reference and made a part hereof.

      THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                                                     EXHIBIT D

                                 CALL WARRANT

   STRATS(SM) TRUST FOR SPRINT CAPITAL CORPORATION SECURITIES, SERIES 2004-2

                                 Call Warrant

                         Dated as of January 30, 2004

-------------------------------------------------------------------------------

THESE CALL WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO THE EXEMPTION THEREFROM UNDER SUCH ACT PROVIDED PURSUANT TO RULE 144A THEREUNDER. THE CALL WARRANTS REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THESE CALL WARRANTS INCLUDING THE DELIVERY OF AN INVESTMENT LETTER IN THE FORM ATTACHED HERETO. EACH PROSPECTIVE TRANSFEREE OF THESE CALL WARRANTS SHALL BE REQUIRED TO REPRESENT THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) AND (B) ACQUIRING THE CALL WARRANTS FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INVESTOR OF THE TYPE DESCRIBED IN CLAUSE (A) ABOVE AS TO WHICH THE TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION.

   STRATS(SM) TRUST FOR SPRINT CAPITAL CORPORATION SECURITIES, SERIES 2004-2

                                 Call Warrant

76 Warrants; Each Warrant Relating to $500,000 principal amount of Underlying
                                  Securities

No. W-1                                                        January 30, 2004

      U.S. Bank Trust National Association, as warrant agent (the "Warrant Agent") under the Warrant Agent Agreement dated as of January 30, 2004 by and among Synthetic Fixed-Income Securities, Inc. (the "Trustor"), U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee") and the Warrant Agent, in connection with $38,000,000 principal amount of Sprint Capital Corporation 6.875% Notes due 2028 (the "Underlying Securities") deposited in STRATS(SM) Trust For Sprint Capital Corporation Securities, Series 2004-2 (the "Trust"), a trust created under the laws of the State of New York pursuant to a Base Trust Agreement, dated as of September 26, 2003 (the "Agreement"), between the Trustor and the Trustee, as supplemented by the STRATS(SM) Series

Supplement 2004-2, dated as of January 30, 2004 (the "Series Supplement" and, together with the Agreement, the "Trust Agreement"), between the Trustor and the Trustee, for value received, hereby certifies that [ ] or registered assigns, is entitled to purchase Underlying Securities of $500,000 principal amount, per each Call Warrant, on any Warrant Exercise Date (as defined below) designated by the holder of these instruments (the "Call Warrants") at a purchase price equal to the Warrant Exercise Purchase Price (as defined below), all subject to the terms and conditions set forth below.

      Certain capitalized terms used in this Call Warrant are defined in
Article IV hereof; capitalized terms used but not defined herein shall have the respective meanings set forth in the Trust Agreement; references to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Call Warrant and references to a "Section" are, unless otherwise specified, to one of the sections of this Call Warrant.

                                  Article I

                             Exercise of Warrants
                             --------------------

      Section I.1 Manner of Exercise. (a) Each of these Call Warrants may be exercised by the holder hereof (each, a "Warrantholder"), on any Warrant Exercise Date. Each Call Warrant must be exercised in whole and not in part; however on any Warrant Exercise Date the Warrantholder may exercise any one, or all, or any intermediate whole number of the unexercised Call Warrants held by it on such Warrant Exercise Date. The following conditions shall apply to any exercise of these Call Warrants:

            (i) A written notice in the form of Exhibit I hereto (the "Call Notice") specifying the number of Call Warrants being exercised and the Warrant Exercise Date shall be delivered to the Warrant Agent and the Trustee at least 10 but not greater than 60 days before such Warrant Exercise Date.

            (ii) The Warrantholder shall surrender these Call Warrants to the Warrant Agent at its office specified in Section VI.3 hereof no later than 11:00 a.m. (New York City time) on such Warrant Exercise Date.

            (iii) The Warrantholder shall have made payment to the Warrant Agent, by wire transfer or other immediately available funds acceptable to the Warrant Agent, in the amount of the Warrant Exercise Purchase Price for the exercised Call Warrants, no later than 11:00 a.m. (New York City time) on the Warrant Exercise Date and shall have delivered in connection with its payment, an executed subscription for the Underlying Securities in the form of Exhibit II hereto.

            (iv) The Warrantholder shall have satisfied all conditions to the exercise of Call Warrants set forth in Section 8 of the Series Supplement.

      Upon exercise of these Call Warrants, the Warrantholder shall be entitled to delivery of the Called Underlying Securities. The "Called Underlying Securities" shall be Underlying Securities having a principal amount equal to $500,000 per exercised Call Warrant.

      (b) The Warrant Agent shall notify the Trustee immediately upon receipt by the Warrant Agent of a notice by the holder of this Call Warrant and upon receipt of payment of the applicable Warrant Exercise Purchase Price from such holder pursuant to clause (a) of this Section I.1. The Warrant Agent shall transfer each payment made by the holder hereof pursuant to clause (a) of this
Section I.1 to the Trustee in immediately available funds, for application pursuant to the Trust Agreement no later than 1:00 p.m. (New York City time) on the applicable Warrant Exercise Date (and, pending such transfer, shall hold each such payment for the benefit of the holder hereof in a segregated trust account).

      (c) A notice by the holder of a Call Warrant does not impose any obligations on a holder of a Call Warrant in any way to pay any Warrant Exercise Purchase Price. If, by 11:00 a.m. (New York City time) on the Warrant Exercise Date, the holder of the Call Warrant being exercised has not paid the Warrant Exercise Purchase Price, then such notice shall automatically expire and none of the holders of such Call Warrant, the Warrant Agent and the Trustee shall have any obligations with respect to such notice by the holder of such Call Warrant. The expiration of a notice by the holder of this Call Warrant shall in no way affect a holder of a Call Warrant's right to subsequently deliver a notice which satisfies the terms of the Trust Agreement.

      (d) The Call Warrants will become immediately exercisable upon an SEC Reporting Failure and, if the Call Warrants are in the money, as defined in the Trust Agreement, they will be deemed to be exercised without further action by the Warrantholders and will be cash settled concurrently with the distribution to Certificateholders, as provided in Section 10(g) of the Trust Agreement.

      Section I.2 Transfer of Underlying Securities. As soon as practicable after each surrender of these Call Warrants, and no later than 11:00 a.m. (New York City time) on the Warrant Exercise Date and upon satisfaction of all other requirements described in this Call Warrant, the Warrant Agent shall instruct the Trustee to cause the Called Underlying Securities represented by the number of Warrants being exercised hereunder to be registered on the book-entry system of the related depositary in the registered name or names furnished by the holder, and, in case such exercise is of less than all of these Call Warrants, new Call Warrants of like tenor, representing the remaining unexercised and outstanding Call Warrants of the holder, shall be delivered by the Warrant Agent to the holder hereof. The Trustee shall cause the delivery of the Called Underlying Securities to the holder or its nominee no later than 1:00 p.m. (New York City time) on the applicable Warrant Exercise Date in accordance with Section 8(e) of the Series Supplement.

      Section I.3 Cancellation and Destruction of Call Warrant. All Call Warrants surrendered to the Warrant Agent for the purpose of exercise pursuant to Section I.1 and actually exercised, or for the purpose of transfer or exchange pursuant to Article III, shall be cancelled by the Warrant Agent, and no Call Warrant (other than that reflecting such transfer or exchange) shall be issued in lieu thereof. The Warrant Agent shall destroy all cancelled Call Warrants.

      Section I.4 No Rights as Holder of Underlying Securities Conferred by Warrants. Prior to the exercise hereof, these Call Warrants shall not entitle the holder hereof to any of the rights of a holder of the Underlying Securities, including, without limitation, the right to receive the payment of any amount on or in respect of the Underlying Securities or to enforce any of the covenants of the Trust Agreement.

      Section I.5 Pro Rata Reduction of Call Warrants if Partial Redemption of Underlying Securities. If Underlying Securities are redeemed in part by the Underlying Issuer and the Warrant Holders do not exercise their call rights in connection with such partial redemption, then the number of Call Warrants held by each Warrant Holder shall be reduced proportionately so that the aggregate amount of Underlying Securities callable by Call Warrants shall equal the amount of Underlying Securities held by the Trust after giving effect to such partial redemption. The Warrant Agent shall make such adjustments to its records as shall be necessary to reflect such reductions, shall round the adjusted number of Warrants as appropriate to ensure (to the extent practicable) that each Warrant Holder continues to have the right to call Underlying Securities in increments of $25, and shall notify each Warrant Holder of such adjustments.

      Section I.6 Selection of Called Underlying Securities in the event of a Call in Connection with a Partial Redemption. If a Warrant Holder exercises Call Warrants in connection with a partial redemption of the Underlying Securities, the Trustee shall, to the extent possible, select Called Underlying Securities for transfer to the Warrant Holder that have been selected by the Underlying Issuer for redemption. If more than one Warrant Holder exercises Call Warrants in such circumstances, such Called Underlying Securities that have been selected for redemption shall be allocated among such Warrant Holders in proportion to the number of Call Warrants exercised by each.

                                  Article II

                           Restrictions on Transfer
                           ------------------------

      Section II.1 Restrictive Legends. These Call Warrants may not be transferred except to a transferee whom the transferor of these Call Warrants reasonably believes is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act) and (B) acquiring the Call Warrants for its own account or for the account of an investor of the type described in clause (A) above as to which the transferee exercises sole investment discretion. In addition, each transferee shall be required to deliver to the Warrant Agent an investment letter in the form of Exhibit III hereto.

Except as otherwise permitted by this Article II, the Call Warrants (or the Call Warrants issued upon the transfer of the Call Warrants) shall be issued with a legend in substantially the following form:

      "These Call Warrants have not been registered under the Securities Act of 1933, as amended and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to the exemption therefrom under such Act provided pursuant to Rule 144A thereunder. The Call Warrants represented hereby may be transferred only in compliance with the conditions specified in these Call Warrants including the delivery of an Investment Letter in the form attached hereto. Each prospective transferee of these Call Warrants shall be required to represent that it is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A) and (B) acquiring the Call Warrants for its own account or for the account of an investor of the type described in clause (A) above as to which the transferee exercises sole investment discretion."

      Section II.2 Notice of Proposed Transfer; Opinions of Counsel. Prior to any transfer of any Call Warrant, the holder hereof will give five (5) Business Days (or such lesser period acceptable to the Warrant Agent) prior written notice to the Warrant Agent of such holder's intention to effect such transfer and to comply in all other respects with this Section II.2. Each transfer of Call Warrants must be for a whole number of Call Warrants.

                                 Article III

               Registration and Transfer of Call Warrants, etc.
               ------------------------------------------------

      Section III.1 Warrant Register; Ownership of Call Warrants. The Warrant Agent will keep a register in which the Warrant Agent will provide for the registration of Call Warrants and the registration of transfers of Call Warrants representing whole numbers of Warrants. The Trustee and the Warrant Agent may treat the Person in whose name any Call Warrant is registered on such register as the owner thereof for all purposes, and the Trustee and the Warrant Agent shall not be affected by any notice to the contrary.

      Section III.2 Transfer and Exchange of Call Warrants. Upon surrender of any Call Warrant for registration of transfer or for exchange to the Warrant Agent, the Warrant Agent shall (subject to compliance with Article II) execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in exchange therefor, a new Call Warrant of like tenor and evidencing a like whole number of Call Warrants, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes or government charges) may direct. The Call Warrants may be transferred in minimum amounts equal to one Call Warrant and in whole multiples in excess thereof. Fractional transfers of Call Warrants are not permitted.

      Section III.3 Replacement of Call Warrants. Upon receipt of evidence reasonably satisfactory to the Warrant Agent of the loss, theft, destruction or mutilation of any Call Warrant and, in the case of any such loss, theft or destruction of any Call Warrant, upon delivery of an indemnity bond in such reasonable amount as the Warrant Agent may determine, or, in the case of any such mutilation, upon the surrender of such Call Warrant for cancellation to the Warrant Agent, the Warrant Agent shall execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in lieu thereof, a new Call Warrant of like tenor bearing a number not contemporaneously outstanding.

      Section III.4 Execution and Delivery of Call Warrants by Trustee. The Trustee, on behalf of the Trust, hereby agrees (subject to compliance with Article II) to execute and deliver such new Call Warrants issued in accordance with Section I.2 or this Article III as the Warrant Agent shall request in accordance herewith.

                                  Article IV

                                  Definitions
                                  -----------

      As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

      "Business Day": As defined in the Trust Agreement.

      "Call Warrant": As defined in the introduction to these Call Warrants.

      "Closing Date": January 30, 2004.

      "Called Underlying Securities": As defined in Section I.1(a) hereof.

      "Make Whole Amount": As defined in the Trust Agreement.

      "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

      "Rating Agencies": Standard & Poor's Ratings Services and Moody's Investors Service, Inc. and any successor thereto.

      "Responsible Officer": As defined in the Trust Agreement.

      "Securities Act": The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Trust": As defined in the introduction to these Call Warrants.

      "Trust Agreement": The Base Trust Agreement, dated as of September 26, 2003, between the Trustor and the Trustee, as supplemented by the STRATS(SM) Supplement 2004-2, dated as of January 30, 2004, between the Trustor and the Trustee, incorporating by reference the definitions and assumptions thereto, as the same may be amended or modified from time to time.

      "Trustee": As defined in the introduction to these Call Warrants, or any successor thereto under the Trust Agreement.

      "Trustor": As defined in the introduction to these Call Warrants, or any successor thereto under the Trust Agreement.

      "Trustor Order":  As defined in the Trust Agreement.

      "Warrant Agent": U.S. Bank Trust National Association, a national banking association, in its capacity as warrant agent hereunder, or any successor thereto hereunder.

      "Warrant Exercise Date": Any Business Day on or after January 30, 2009 and any Business Day during any earlier period during which (i) an Event of Default with respect to the Underlying Securities has occurred and is continuing, (ii) a tender offer for the Underlying Securities has occurred and is currently exercisable, (iii) any redemption or other unscheduled payment on the Underlying Securities has been announced and the record date for the payment has not yet occurred or (iv) an SEC Reporting Failure has occurred and is continuing, in each case as set forth in the notice from the Warrantholder to the Warrant Agent and the Trustee.

      "Warrant Exercise Purchase Price": An amount paid by the Warrantholder on each Warrant Exercise Date equal to 100% of the principal amount of the Underlying Securities being purchased pursuant to the exercise of the Call Warrants, in each case, plus accrued and unpaid interest to and including the Warrant Exercise Date plus the Make Whole Amount.

                                   Article V

                                 Warrant Agent
                                 -------------

      Section V.1 Limitation on Liability. The Warrant Agent shall be protected against, and shall incur no, liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of the Call Warrants in reliance upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary, verified and acknowledged, by the proper Person or Persons; unless a court of competent jurisdiction enter in a non-appealable judgment that such liability resulted from the gross negligence or willful misconduct of the Warrant Agent.

      Section V.2 Duties of Warrant Agent. The Warrant Agent undertakes only the specific duties and obligations imposed hereunder upon the following terms and conditions, by all of which the Trustor, the Trust, the Trustee and each Warrantholder shall be bound:

      (a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Trustor), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion, provided the Warrant Agent shall have exercised reasonable care in the selection by it of such counsel.

      (b) Whenever in the performance of its duties hereunder, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Trustor or the Trustee prior to taking or suffering any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a Trustor Order or a certificate signed by a Responsible Officer of the Trustee and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it hereunder in reliance upon such certificate.

      (c) The Warrant Agent shall be liable hereunder only for its own gross negligence, willful misconduct or bad faith.

      (d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained herein or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Trust and the Trustor only.

      (e) The Warrant Agent shall not have any responsibility in respect of and makes no representation as to the validity of this Call Warrant or the execution and delivery hereof (except the due execution hereof by the Warrant Agent); nor shall it be responsible for any breach by the Trust of any covenant or condition contained in this Call Warrant; nor shall it by any act hereunder be deemed to make any representation or warranty as to the Underlying Securities to be purchased hereunder.

      (f) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President, a Vice President, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary of the Trustor, and any Responsible Officer of the Trustee, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

      (g) The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of these Call Warrants or other securities of the Trust or otherwise act as fully and freely as though it were not Warrant Agent hereunder, so long as such persons do so in full compliance with all applicable laws. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Trust, the Trustor or for any other legal entity.

      (h) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either by itself or by or through its attorneys or agents.

      (i) The Warrant Agent shall act solely as the agent of the Trust hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into these Call Warrants against the Warrant Agent, whose duties shall be determined solely by the express provisions hereof. The Warrant Agent shall not be deemed to be a fiduciary.

      (j) The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect either to the Warrant Exercise Purchase Price or to the kind and amount of property receivable by holders of Call Warrants upon the exercise thereof.

      (k) The Warrant Agent shall not be responsible for any failure on the part of the Trustee to comply with any of its covenants and obligations contained herein.

      (l) The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Trustor and the Trustee in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with these Call Warrants.

      (m) The Trustee will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may be required by the Warrant Agent in order to enable it to carry out or perform its duties hereunder.

      Section V.3 Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties hereunder upon thirty (30) days' notice in writing mailed to the Trustor and the Trustee by registered or certified mail, and to the holders of the Call Warrants by first-class mail at the expense of the Trustor; provided that no such resignation or discharge shall become effective until a successor Warrant Agent shall have been appointed hereunder. The Trustor may remove the Warrant Agent or any successor Warrant Agent upon thirty (30) days' notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to the holders of the Call Warrants by first-class mail; provided further that no such removal shall become effective until a successor Warrant Agent shall have been appointed hereunder. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Trustor shall promptly appoint a successor to the Warrant Agent, which may be designated as an interim Warrant Agent. If an interim Warrant Agent is designated, the Trustor shall then appoint a permanent successor to the Warrant Agent, which may be the interim Warrant Agent. If the Trustor shall fail to make such appointment of a permanent successor within a period of thirty (30) days after such removal or within sixty (60) days after notification in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the holder of a Call Warrant, then the Warrant Agent or registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of such a successor. Any successor to the Warrant Agent (or any parent of such successor) appointed hereunder must have long-term unsecured debt obligations that are rated in one of the four highest rating categories by the Rating Agencies. Any entity which may be merged or consolidated with or which shall otherwise succeed to substantially all of the trust or agency business of the Warrant Agent shall be deemed to be the successor Warrant Agent without any further action.

                                  Article VI

                                 Miscellaneous
                                 -------------

      Section VI.1 Remedies. The remedies at law of the Warrantholder in the event of any default or threatened default by the Warrant Agent in the performance of or compliance with any of the terms of these Call Warrants are not and will not be adequate and, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

      Section VI.2 Limitation on Liabilities of Holder. Nothing contained in these Call Warrants shall be construed as imposing any obligation on the holder hereof to purchase any of the Underlying Securities except in accordance with the terms hereof.

      Section VI.3 Notices. All notices and other communications under these Call Warrants shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, by a nationally recognized overnight courier, postage prepaid, addressed (a) if to any holder of any Call Warrant, at the registered address of such holder as set forth in the register kept by the Warrant Agent, or (b) if to the Warrant Agent, to 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust or to such other address notice of which the Warrant Agent shall have given to the holder hereof and the Trustee or (c) if to the Trust or the

Trustee, to the Corporate Trust Office (as set forth in the Trust Agreement); provided that the exercise of any Call Warrant shall be effective in the manner provided in Article I.

      Section VI.4 Amendment. (a) These Call Warrants may be amended from time to time by the Trustor, the Trustee and the Warrant Agent without the consent of the holder hereof, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof have been satisfied and that such amendment would not alter the status of the Trust to be treated as a corporation or publicly traded partnership taxable as a corporation under the Code, for any of the following purposes: (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to provide for any other terms or modify any other provisions with respect to matters or questions arising under these Call Warrants which shall not adversely affect in any material respect the interests of the holder hereof or any holder of a Certificate or
(ii) to evidence and provide for the acceptance of appointment hereunder of a Warrant Agent other than U.S. Bank Trust National Association.

      (b) Without limiting the generality of the foregoing, this Call Warrant may also be modified or amended from time to time by the Trustor, the Trustee and the Warrant Agent with the consent of the holders of 66-2/3% of the outstanding Call Warrants, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof (including, without limitation, the following proviso) have been satisfied, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Call Warrants or of modifying in any manner the rights of the holders of the Call Warrants; provided, however, that no such amendment shall (i) adversely affect in any material respect the interests of holders of Certificates without the consent of the holders of Certificates evidencing not less than the Required Percentage-Amendment of the aggregate Voting Rights of such affected Certificates (as such terms are defined in the Trust Agreement) and without written confirmation from the Rating Agencies that such amendment will not result in a downgrading or withdrawal of its rating of the Certificates; (ii) alter the dates on which Call Warrants are exercisable or the amounts payable upon exercise of a Call Warrant without the consent of the holders of Certificates evidencing 100% of the aggregate Voting Rights of such affected Certificates and the holders of 100% of the affected Call Warrants or
(iii) reduce the percentage of aggregate Voting Rights required by (i) or (ii) without the consent of the holders of all such affected Certificates. Notwithstanding any other provision of these Call Warrants, this Section VI.4(b) shall not be amended without the consent of the holders of 100% of the affected Call Warrants.

      (c) The Warrant Agent shall notify the Rating Agencies of any such proposed amendment or modification prior to the execution thereof and promptly after the execution of any such amendment or modification, the Warrant Agent shall furnish a copy of such amendment or modification to each holder of a Call Warrant, to each holder of a Certificate and to the Rating Agencies. It shall not be necessary for the consent of holders of Call Warrants or Certificates under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Warrant Agent may prescribe.

      Section VI.5 Expiration. The right to exercise these Call Warrants shall expire on the earliest to occur of (a) the cancellation hereof, (b) the termination of the Trust Agreement or (c) the liquidation, disposition or payment in full (whether by maturity, redemption or otherwise) of all of the Underlying Securities.

      Section VI.6 Descriptive Headings. The headings in these Call Warrants are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      Section VI.7 GOVERNING LAW. THIS WARRANT INSTRUMENT SHALL BE CONSTRUED
                   -------------- ------------------------------------------
AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE
-----------------------------------------------------------------------
GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF
------------------------------------------------------------------------------
CONFLICT OF LAWS.
----------------

      Section VI.8 Judicial Proceedings; Waiver of Jury. Any judicial proceeding brought against the Trust, the Trustee or the Warrant Agent with respect to these Call Warrants may be brought in any court of competent jurisdiction in the County of New York, State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of these Call Warrants, the Trustee on behalf of the Trust and the Warrant Agent (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees that the Trust, the Trustee and the Warrant Agent shall be bound by any judgment rendered thereby in connection with these Call Warrants, subject to any rights of appeal, and (b) irrevocably waives any objection that the Trust, the Trustee or the Warrant Agent may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

      Section VI.9 Nonpetition Covenant; No Recourse. Each of (i) the Warrantholder, by its acceptance hereof, and (ii) the Warrant Agent, agrees that it shall not (and, in the case of the holder, that it shall not direct the Warrant Agent to), until the date which is one year and one day after the payment in full of the Certificates and all other securities issued by the Trust, the Trustor or entities formed, established or settled by the Trustor, acquiesce, petition or otherwise invoke or cause the Trust, the Trustor or any such other entity to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust, the Trustor or any such other entity under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust, the Trustor or any such other entity or all or any part of the property or assets of Trust, the Trustor or any such other entity or ordering the winding up or liquidation of the affairs of the Trust, the Trustor or any such other entity.

      Section VI.10 Amendments to the Trust Agreement. The Trustee hereby agrees not to consent to any amendments to the Trust Agreement which will adversely affect the rights of the Warrantholders in a material manner without the consent of the Warrantholders.

      Each of (i) the holder of these Call Warrants, by its acceptance hereof, and (ii) the Warrant Agent agrees that it shall not have any recourse to the Underlying Securities.

                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                      not in its individual capacity but solely as Trustee and Authenticating Agent



                                    By:_______________________________________
                                       Authorized Signatory


                                    U.S. BANK TRUST NATIONAL ASSOCIATION,
                                      as Warrant Agent



                                    By:_______________________________________
                                       Authorized Signatory

                                                                     Exhibit I

                              FORM OF CALL NOTICE

      To: STRATS(SM) Trust for Sprint Capital Corporation Securities, Series 2004-2
            U.S. Bank Trust National Association, as Trustee
            100 Wall Street, Suite 1600
            New York, New York 10005
            Attention:  Corporate Trust

      The undersigned registered holder of [76] [or if different, insert the number of unexercised warrants held by the undersigned] Call Warrants, hereby gives notice by registered or certified mail, return receipt requested or by a nationally recognized overnight courier, postage prepaid, and in accordance with the terms of the Call Warrants, hereby and irrevocably elects that it will exercise [76] [or if different, insert the number of unexercised warrants
held by the undersigned to be exercised] Call Warrants on [        ], [20__]
(the "Warrant Exercise Date"), such date being not less than 10 or more than 60 days prior to the date this notice is delivered to the Warrant Agent at the above address, and agrees that on or prior to the Warrant Exercise Date it
will deliver payment of $[       ] therefor. In connection therewith, the
undersigned hereby certifies that it is solvent as of the date hereof.

Dated:

      (Signature must conform in all respects to name of holder as specified on the face of these Call Warrants)

      (Street Address)
      (City) (State) (Zip Code)



                                 Exhibit I-1

                                                                    Exhibit II

                             FORM OF SUBSCRIPTION
                             --------------------

             [To be executed only upon exercise of Call Warrants]

To:  STRATS(SM) Trust for Sprint Capital Corporation Securities, Series 2004-2

    U.S. Bank Trust National Association, as Trustee
    100 Wall Street, Suite 1600
    New York, New York 10005
    Attention: Corporate Trust

      The undersigned registered holder of _____ [Insert the number of unexercised warrants held by the undersigned] Call Warrants, having previously given notice thereof in accordance with the terms of the Call Warrants, hereby irrevocably exercises ____ [insert the number of warrants to be exercised] Call Warrant(s) for, and purchases pursuant thereto, the Called Underlying Securities receivable upon such exercise, and herewith makes payment of $[ ] per exercised Call Warrant therefor, and requests that such Called Underlying Securities be transferred to [insert information required for transfer of Called Underlying Securities]. In connection therewith, the undersigned hereby certifies that it is solvent as of the date hereof, as required by Section I.1 of the Call Warrants.

Dated:

      (Signature must conform in all respects to name of holder as specified on the face of Warrant)

      (Street Address)
      (City)(State)(Zip Code)


                                 Exhibit II-1

                                                                   Exhibit III

                           FORM OF INVESTMENT LETTER

                         QUALIFIED INSTITUTIONAL BUYER

Dated:                                                       [_______________]

U.S. Bank Trust National Association,
100 Wall Street
New York, New York  10005

Synthetic Fixed-Income Securities, Inc.
301 S. Tryon St.
Charlotte, North Carolina  28288-0630

Ladies and Gentlemen:

      In connection with our proposed purchase of [insert number] of the Call Warrants dated _______________, issued with respect to $_______________ principal amount of _______________ ___% Debentures due _______________, CUSIP _______________, (the "Call Warrants"), the investor on whose behalf the undersigned is executing this letter (the "Purchaser") confirms that:

      (1) The Purchaser has received a copy of such information as the Purchaser deems necessary in order to make its investment decision and the Purchaser has been provided the opportunity to ask questions of, and receive answers from, the Trustor, concerning the terms and conditions of the Call Warrants. The Purchaser has received and understands the above, and understands that substantial risks are involved in an investment in the Call Warrants. The Purchaser represents that in making its investment decision to acquire the Call Warrants, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including you, the Trustor or the Trustee referred to above or any of their affiliates. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Call Warrants, and the Purchaser is able to bear the substantial economic risks of such an investment. The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Call Warrants.

      (2) The Purchaser is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")) and (B) acquiring the Call Warrants for its own account or for the account of an investor of the type described in clause (A) above as to which the Purchaser exercises sole investment discretion. The Purchaser is purchasing the Call Warrants for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the 1933 Act or the securities or blue sky laws of any state.

      (3) The Purchaser understands that the Call Warrants have not been and will not be registered under the 1933 Act or under the securities or blue sky laws of any state, and that if it


                                 Exhibit III-1
decides to resell, pledge or otherwise transfer the Call Warrants, such Call Warrants may be resold, pledged or transferred without registration only to an entity that has delivered to the Trustor and the Trustee a certification in the form of this letter. The Purchaser understands that (i) any transference of the Call Warrants must be an entity that the Purchaser reasonably believes to be a Qualified Institutional Buyer that purchases (1) for its own account or (2) for the account of such a Qualified Institutional Buyer, that is, in either case, aware that the resale, pledge or transfer is being made in reliance on said Rule 144A under the 1933 Act and (ii) it will, and each subsequent holder will be required to, notify any purchaser of the Call Warrants from it of the resale restrictions referred to herein.

      (4) The Purchaser understands that the Call Warrants will bear a legend to the following effect, unless otherwise agreed by the Trustor and the
Trustee:

      "THESE CALL WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO THE EXEMPTION THEREFROM UNDER SUCH ACT PROVIDED PURSUANT TO RULE 144A THEREUNDER. THE CALL WARRANTS REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THESE CALL WARRANTS INCLUDING THE DELIVERY OF AN INVESTMENT LETTER IN THE FORM ATTACHED HERETO. EACH PROSPECTIVE TRANSFEREE OF THESE CALL WARRANTS SHALL BE REQUIRED TO REPRESENT THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) AND (B) ACQUIRING THE CALL WARRANT FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INVESTOR OF THE TYPE DESCRIBED IN CLAUSE (A) ABOVE AS TO WHICH THE TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION."

      (5) The Purchaser agrees that if at some time in the future it wishes to transfer or exchange the Call Warrants, it will not transfer or exchange the Call Warrants unless such transfer or exchange is in accordance with Section
3.2 of the Warrant Agent Agreement. The Purchaser understands that any purported transfer of the Call Warrants in contravention of any of the restrictions and conditions in the Warrant Agent Agreement, shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Warrant Holder.

      (6) The Purchaser understands that the Call Warrants may be transferred in minimum amounts equal to one Call Warrant and in whole multiples in excess thereof and that fractional transfers of Call Warrants are not permitted.


                                 Exhibit III-2

      You and the Warrant Agent are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.



                                       Very truly yours,

                                       By:
                                          ------------------------------
                                       Name:
                                       Title:

                                       Medallion Stamp to be affixed here]


                                       Registration Information:


                                 Exhibit III-3

                              FORM OF ASSIGNMENT

      [To be executed only upon transfer of these Call Warrants]

      For value received, the undersigned registered holder of these Call Warrants hereby sells, assigns and transfers unto ______ [insert number] of the Call Warrants to purchase Underlying Securities to which these Call Warrants relate, and appoints an Attorney to make such transfer on the books of the Warrant Agent maintained for such purpose, with full power of substitution in the premises.

Dated:

      (Signature must conform in all respects to name of holder as specified on the face of these Call Warrants)

      (Street Address)
      (City State) (Zip Code)

Signed in the presence of:


                                 Exhibit III-4

                                                                     Exhibit E

                           FORM OF INVESTMENT LETTER

                         QUALIFIED INSTITUTIONAL BUYER

                                                      Dated: [_______________]

U.S. Bank Trust National Association,
100 Wall Street
New York, New York  10005

Synthetic Fixed-Income Securities, Inc.
301 S. Tryon St.
Charlotte, North Carolina  28288-0630

Ladies and Gentlemen:

      In connection with our proposed purchase of [insert number] of the ___% Class A-2 Certificates of STRATS(SM) TRUST FOR [_________________________] SECURITIES, SERIES 200_-_, CUSIP _______________, (the "Certificates"), issued pursuant to the STRATS(SM) SERIES SUPPLEMENT 200_-_, dated as of ________-, 200_ to the Base Trust Agreement (the "Series Supplement"), between the above
Trustor and Trustee (capitalized terms used and not defined herein having the meanings ascribed pursuant to the Series Supplement), the investor on whose behalf the undersigned is executing this letter (the "Purchaser") confirms that:

      (1) The Purchaser has received a copy of such information as the Purchaser deems necessary in order to make its investment decision and the Purchaser has been provided the opportunity to ask questions of, and receive answers from, the Trustor, concerning the terms and conditions of the Certificates. The Purchaser has received and understands the above, and understands that substantial risks are involved in an investment in the Certificates. The Purchaser represents that in making its investment decision to acquire the Certificates, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including you, the Trustor or the Trustee referred to above or any of their affiliates. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates, and the Purchaser is able to bear the substantial economic risks of such an investment. The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Certificates.

      (2) The Purchaser is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")) and (B) acquiring the Certificates for its own account or for the account of an investor of the type described in clause (A) above as to which the Purchaser exercises sole investment discretion. The Purchaser is purchasing the Certificates for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the 1933 Act or the securities or blue sky laws of any state.

      (3) The Purchaser understands that the Certificates have not been and will not be registered under the 1933 Act or under the securities or blue sky laws of any state, and that if it decides to resell, pledge or otherwise transfer the Certificates, such Certificates may be resold, pledged or transferred without registration only to an entity that has delivered to the Trustor and the Trustee a certification in the form of this letter. The Purchaser understands that (i) any transference of the Certificates must be an entity that the Purchaser reasonably believes to be a Qualified Institutional Buyer that purchases (1) for its own account or (2) for the account of such a Qualified Institutional Buyer, that is, in either case, aware that the resale, pledge or transfer is being made in reliance on said Rule 144A under the 1933 Act and (ii) it will, and each subsequent holder will be required to, notify any purchaser of the Certificates from it of the resale restrictions referred to herein.

      (4) The Purchaser understands that the Class A-2 Certificates may not be acquired by, on behalf of, or with plan assets of (and each person that acquires an interest in the Class A-2 Certificates will be required to represent that it is not and is not investing on behalf of or with plan asset of an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code) that is subject to Title I of ERISA, Section 4975 of the Code, or any substantially similar federal, state, or local law.

      (5) The Purchaser understands that the Certificates will bear a legend to the following effect, unless otherwise agreed by the Trustor and the
Trustee:

"THESE CLASS A-2 CERTIFICATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO THE EXEMPTION THEREFROM UNDER SUCH ACT PROVIDED PURSUANT TO RULE 144A THEREUNDER. THE CLASS A-2 CERTIFICATES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THESE CLASS A-2 CERTIFICATES INCLUDING THE DELIVERY OF AN INVESTMENT LETTER IN THE FORM ATTACHED HERETO. EACH PROSPECTIVE TRANSFEREE OF THESE CLASS A-2 CERTIFICATES SHALL BE REQUIRED TO REPRESENT THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) AND (B) ACQUIRING THE CLASS A-2 CERTIFICATES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INVESTOR OF THE TYPE DESCRIBED IN CLAUSE (A) ABOVE AS TO WHICH THE TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION.

"THESE CLASS A-2 CERTIFICATES MAY NOT BE ACQUIRED BY OR WITH PLAN ASSETS OF AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF ERISA) OR A PLAN (AS DEFINED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE) THAT IS SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE, OR ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE, OR LOCAL LAW, AND EACH TRANSFEREE SHALL BE REQUIRED TO DELIVER TO THE TRUSTEE A REPRESENTATION THAT ITS ACQUISITION OF THE CLASS A-2 CERTIFICATE DOES NOT VIOLATE THE FOREGOING RESTRICTION."


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


      (6) The Purchaser agrees that if at some time in the future it wishes to transfer or exchange the Certificates, it will not transfer or exchange the Certificates unless such transfer or exchange is in accordance with Section 35 of the Series Supplement. The Purchaser understands that any purported transfer of the Certificates in contravention of any of the restrictions and conditions in the Series Supplement, shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Certificateholder.

      (7) The Purchaser understands that the Certificates may be transferred in minimum amounts equal to $500,000 initial Notional Amount and in whole multiples in excess thereof and that fractional transfers of Certificates are not permitted.


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


      You and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.



                                       Very truly yours,

                                       By:
                                          ------------------------------
                                       Name:
                                       Title:

                                       Medallion Stamp to be affixed here]


                                       Registration Information:



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